                             LETTER OF TRANSMITTAL                Exhibit (a)(2)

                        To Tender Shares of Common Stock

                                       of

                                 Acordia, Inc.
              Pursuant to the Offer to Purchase dated June 6, 1997

                                       by

                          AICI Acquisition Corporation
                          a wholly owned subsidiary of

                        Anthem Insurance Companies, Inc.

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
      CITY TIME, ON THURSDAY, JULY 3, 1997, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

            By Mail:                        By Hand:                 By Overnight Delivery:
  First Chicago Trust Company     First Chicago Trust Company     First Chicago Trust Company
          of New York                     of New York                     of New York
      Tenders & Exchanges             Tenders & Exchanges             Tenders & Exchanges
           Suite 4660           c/o The Depository Trust Company            Suite 4680
         P.O. Box 2569              55 Water Street, DTC TAD             14 Wall Street
 Jersey City, New Jersey 07303  Vietnam Veterans Memorial Plaza     New York, New York 10005
                                    New York, New York 10041
          By Facsimile Transmission                         To Confirm Receipt of
      (For Eligible Institutions Only):                Notice of Guaranteed Delivery:

               (201) 222-4720                                  (201) 222-4707
                     or
               (201) 222-4721

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

PARTICIPANTS IN THE COMPANY'S 401(k) LONG TERM SAVINGS INVESTMENT PLAN, THE ABI 401(k) AND PROFIT SHARING PLAN AND THE ASSOCIATED GROUP 401(k) LONG TERM SAVINGS INVESTMENT PLAN (THE "PLANS") DESIRING TO TENDER COMMON STOCK (AS DEFINED BELOW) SHOULD SO INSTRUCT THE TRUSTEE FOR THE PLANS BY COMPLETING THE FORM WHICH WILL BE PROVIDED TO PARTICIPANTS FOR THAT PURPOSE. PARTICIPANTS CANNOT TENDER SHARES ALLOCATED TO THEIR ACCOUNTS BY EXECUTING THIS LETTER OF TRANSMITTAL.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders either if certificates evidencing Common Stock (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Common Stock is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described in the section entitled "THE TENDER OFFER -- Procedures for Tendering Common Stock" of the Offer to Purchase (as defined below).

    Stockholders whose certificates for Common Stock are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Common Stock and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Common Stock in accordance with the guaranteed delivery procedures set forth in the section entitled "THE TENDER OFFER -- Procedures for Tendering Common Stock" of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF TENDERED COMMON STOCK IS BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING. (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER COMMON STOCK BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution
   -----------------------------------------------------------------------------

   Check Box of Applicable Book-Entry Transfer Facility:

                                                            PHILADELPHIA
                                         THE DEPOSITORY      DEPOSITORY
                                         TRUST COMPANY      TRUST COMPANY
                                         --------------     -------------
   (CHECK ONE)                             [ ]                [ ]

   Account Number
--------------------------------------------------------------------------------

   Transaction Code Number
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED COMMON STOCK IS BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

   Name(s) of Registered Holder(s)
   -----------------------------------------------------------------------------

   Window Ticket No. (if any)
   -----------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery
   ---------------------------------------------------------

   Name of Institution which Guaranteed Delivery
   --------------------------------------------------------------
--------------------------------------------------------------------------------
                      DESCRIPTION OF COMMON STOCK TENDERED

------------------------------------------------------------------
          NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
          (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                           COMMON STOCK TENDERED
                APPEAR(S) ON STOCK CERTIFICATE(S))                       (ATTACH ADDITIONAL LIST, IF NECESSARY)
  ------------------------------------------------------------------------------------------------------------------
                                                                                       TOTAL NUMBER
                                                                                        OF SHARES
                                                                     CERTIFICATE       EVIDENCED BY    NUMBER OF SHARES
                                                                    NUMBER(S)(1)    CERTIFICATE(S)(1)    TENDERED(2)

                                                                    =================================================
                                                                    =================================================
                                                                    TOTAL SHARES
  ------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry stockholders.
 (2) Unless otherwise indicated, it will be assumed that all shares of Common Stock being delivered to the Depositary are being tendered hereby. See Instruction 4.
  ------------------------------------------------------------------------------------------------------------------

     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Common Stock tendered hereby. The certificates and number of shares of Common Stock that the undersigned wishes to tender should be indicated in the appropriate boxes.

                   NOTE: SIGNATURE(S) MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to AICI Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Anthem Insurance Companies, Inc. ("Parent"), the above-described shares of Common Stock, par value $1.00 per share (the "Common Stock") of Acordia, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Common Stock, at a price of $40.00 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 6, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as each may be amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to Parent or one or more direct or indirect wholly owned subsidiaries of Parent, the right to purchase all or any portion of the Common Stock tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Common Stock tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Common Stock that is being tendered hereby and all dividends (other than regular quarterly cash dividends having a customary and usual record and payment date prior to the Purchaser purchasing and becoming a record holder of such Common Stock) and distributions (including, without limitation, distributions of additional Common Stock) (collectively, "Distributions"), and irrevocably appoints First Chicago Trust Company of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Common Stock and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Common Stock (and Distributions) to (i) deliver certificates evidencing such Common Stock and all Distributions, or transfer ownership of such Common Stock and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Purchaser, (ii) present such Common Stock and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Stock and all Distributions, all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints the Purchaser and its officers, and each of them, and any other designees of the Purchaser, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Common Stock tendered hereby and accepted for payment by the Purchaser (and any and all Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Common Stock (and Distributions). This appointment will be effective if, when, and only to the extent that, the Purchaser accepts such Common Stock for payment pursuant to the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Common Stock (and such other Common Stock and securities issued in Distributions) will, without further action, be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given or executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Purchaser named above will, with respect to the Common Stock and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the stockholders of the Company or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Purchaser reserves the right to require that, in order for Common Stock or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Common Stock, the Purchaser must be able to exercise full voting, consent or other rights with respect to such Common Stock and all Distributions, including voting at any meeting of stockholders of the Company (whether annual or special or whether or not adjourned) or action by written consent without a meeting in respect of such Common Stock.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Stock tendered hereby and all Distributions, and that when such Common Stock is accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Common Stock and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Common Stock tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Common Stock tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Common Stock pursuant to any one of the procedures described in the section entitled "THE TENDER
OFFER -- Procedures for Tendering Common Stock" of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Common Stock for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Common Stock being tendered. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Common Stock tendered hereby. Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Common Stock purchased, and return all certificates evidencing Common Stock not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Common Stock Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Common Stock purchased and all certificates evidencing Common Stock not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Common Stock Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Common Stock purchased and return all certificates evidencing Common Stock not purchased or not tendered (and any accompanying documents, as appropriate) in the name(s) of, and mail such check and certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Please credit any Common Stock tendered herewith by book-entry transfer that are not purchased by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Common Stock from the name of the registered holder(s) thereof if the Purchaser does not purchase any of the Common Stock tendered hereby.

------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Common Stock purchased or certificates evidencing Common Stock not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue        [ ] Check        [ ] Certificate(s) to:

   Name
   -----------------------------------------------------
                                    (PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
                           TAXPAYER IDENTIFICATION OR
                             SOCIAL SECURITY NUMBER
============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Common Stock purchased or certificates evidencing Common Stock not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Common Stock Tendered."

   Mail        [ ] Check        [ ] Certificate(s) to:

   Name:
   -----------------------------------------------------
                                    (PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------------

                                   IMPORTANT

                            STOCKHOLDERS SIGN HERE:
           (ALSO PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))
Dated:
------------------------1997

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Common Stock on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

Name(s):
================================================================================
                                 (PLEASE PRINT)
Capacity (full title):
--------------------------------------------------------------------------------
Address:
================================================================================
                               (INCLUDE ZIP CODE)
Daytime Area Code and Telephone No.:
----------------------------------------------------------------------
Taxpayer Identification or Social Security No.:
----------------------------------------------------------------
                                     (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
Authorized Signature:
--------------------------------------------------------------------------------
Name:
================================================================================
                                 (PLEASE PRINT)
Title:
--------------------------------------------------------------------------------
Name of Firm:
--------------------------------------------------------------------------------
Address:
================================================================================
                               (INCLUDE ZIP CODE)
Area Code and Telephone No.:
-------------------------------------------------------------------------------
Dated:
------------------------, 1997

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Common Stock (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Common Stock) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Common Stock is tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND STOCK CERTIFICATES. This Letter of Transmittal is to be completed by the holder of the Common Stock either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if Common Stock is to be delivered by book-entry transfer pursuant to the procedure set forth in the section entitled "THE TENDER OFFER -- Procedures for Tendering Common Stock" of the Offer to Purchase. Certificates evidencing all physically tendered Common Stock, or a confirmation of a book-entry transfer into an account maintained by the Depositary at a Book-Entry Transfer Facility of all Common Stock delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase). If certificates for tendered Common Stock are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     Stockholders whose certificates for tendered Common Stock are not immediately available, who cannot deliver their certificates for tendered Common Stock and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender such Common Stock pursuant to the guaranteed delivery procedure described in the section entitled "THE TENDER OFFER -- Procedures for Tendering Common Stock" of the Offer to Purchase. Pursuant to such procedure:
(i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the certificates evidencing all physically delivered Common Stock in proper form for transfer by delivery, or a confirmation of a book-entry transfer into an account maintained by the Depositary at a Book-Entry Transfer Facility of all Common Stock delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, as provided in the section entitled "THE TENDER OFFER -- Procedures for Tendering Common Stock" of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange is open for business. The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution and a representation that the stockholder owns the Common Stock tendered within the meaning of, and that the tender of the Common Stock effected thereby complies with, Rule 14e-4 under the Securities Exchange Act of 1934, as amended, each in the form set forth in such Notice of Guaranteed Delivery.

     The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Common Stock that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. COMMON STOCK WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional shares of Common Stock will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Common Stock for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Common Stock Tendered" is inadequate, the certificate numbers and/or the number of shares of Common Stock should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all the Common Stock evidenced by any certificate delivered to the Depositary herewith is to be tendered hereby, fill in the number of shares of Common Stock which is to be tendered in the box entitled "Number of Shares Tendered," as appropriate. In any such case, new certificate(s) evidencing the remainder of the Common Stock that was evidenced by the certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration of the Offer. All Common Stock evidenced by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) evidencing such Common Stock without alteration, enlargement or any other change whatsoever.

     If any of the shares of Common Stock tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the shares of Common Stock tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Common Stock.

     If this Letter of Transmittal is signed by the registered holder(s) of the Common Stock tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made to, or certificates evidencing Common Stock not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the certificate(s) evidencing the Common Stock tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Common Stock tendered hereby, the certificate(s) evidencing the Common Stock tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Common Stock to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) evidencing Common Stock not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING THE COMMON STOCK TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, or certificate(s) evidencing Common Stock not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Common Stock Tendered" herein, the appropriate boxes on this Letter of Transmittal must be completed. Persons tendering Common Stock by book-entry transfer may request that shares of Common Stock not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such shares of Common Stock not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

     8. WAIVER OF CONDITIONS. Subject to the terms and conditions set forth in the Agreement and Plan of Merger dated as of June 2, 1997 among the Company, Parent and the Purchaser, the conditions to the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     10. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price of all Common Stock purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Common Stock has been lost, destroyed or stolen, the stockholder should promptly notify the First Chicago Trust Company of New York by calling
(800) 446-2617 between 8:30 a.m. and 7:00 p.m. New York City time. An affidavit of loss will be sent to the stockholder, which should then be completed and returned with the Letter of Transmittal to the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED COMMON STOCK MUST BE RECEIVED BY THE DEPOSITARY OR COMMON STOCK MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a stockholder whose tendered Common Stock is accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Common Stock purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. Such forms can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Common Stock tendered hereby. If the Common Stock is in more than one name or is not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

            ALL TENDERING STOCKHOLDERS MUST COMPLETE THE FOLLOWING:

--------------------------------------------------------------------------------
PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS DEPOSITARY
----------------------------------------------------------------------------------------------------------
 SUBSTITUTE                    PART I -- Taxpayer Identification            ------------------------------
 FORM W-9                      Number -- For all accounts, enter taxpayer   Social Security Number(s)
 DEPARTMENT OF THE TREASURY    identification number in the box at right.   OR
 INTERNAL REVENUE SERVICE      (For most individuals, this is your social   ------------------------------
                               security number. If you do not have a        Employer Identification Number
                               number, see Obtaining a Number in the        (If awaiting TIN write
                               enclosed guidelines.) Certify by signing and "Applied For")
                               dating below. Note: If the account is in
                               more than one name, see the chart in the
                               enclosed Guidelines to determine which
                               number to give the payer.
                              ----------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER  PART II -- For Payees Exempt From Backup Withholding, see the enclosed
 IDENTIFICATION NUMBER        Guidelines and complete as instructed therein.
("TIN")                       CERTIFICATION -- Under penalties of perjury, I certify that:
                              (1) The number shown on this form is my correct Taxpayer Identification
                              Number (or I am waiting for a number to be issued to me), and
                              (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
                              PART III -- Awaiting TIN [  ]
                              PART IV -- Exempt TIN [  ]
                              CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
                              However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item
                              (2). (Also see instructions in the enclosed Guidelines.)
------------------------------------------------------------------------------------------------------

                                  Signature  Date  __________  1997

------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

 ==============================================================
               Signature                                  Date

 -------------------------------------------------------------
          Name (Please Print)
--------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                         Call Toll Free (800) 207-2872

                      The Dealer Manager for the Offer is:

                             [CREDIT SUISSE LOGO]

                             Eleven Madison Avenue
                         New York, New York 10010-3629
                         Call Toll Free (888) 624-6123

June 6, 1997